EXHIBIT 23 - CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

                          [ARTHUR ANDERSEN LETTERHEAD]

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report dated January 20, 1998, incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement No.
33-44393.

                                                      /s/ ARTHUR ANDERSEN LLP

March 20, 1998